October 30, 2018

DBX ETF TRUST

Xtrackers MSCI Latin America Pacific Alliance ETF

(the “Fund”)

Supplement to the Fund’s Prospectus and SAI dated September 28, 2018, as each may be supplemented from time to time

Effective October 30, 2018, Xtrackers MSCI Latin America Pacific Alliance ETF has commenced operations and has begun offering shares.